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                                                                    EXHIBIT 23.2


              [HAMILTON, BROOK, SMITH & REYNOLDS, P.C. LETTERHEAD]




          CONSENT OF SPECIAL COUNSEL FOR GELTEX PHARMACEUTICALS, INC.

        We hereby consent to the reference to our name, and to the statements with respect to us, in GelTex Pharmaceuticals, Inc.'s Registration Statement on Form S-3 and the Prospectus relating thereto under the caption "Experts".


                           HAMILTON, BROOK, SMITH & REYNOLDS, P.C.




                           By: /s/ David E. Brook
                               ---------------------------------------------
                               David E. Brook


Dated: January 28, 1998